UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 11, 2009

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Park Avenue South Suite 602 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2009, interCLICK, Inc. issued a press release announcing its results for the second quarter ended June 30, 2009.  A copy of this press release is furnished as Exhibit 99.1.  The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Exhibit

99.1	Earnings Press Release dated August 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 11, 2009

interCLICK, Inc.

By:	/s/ Michael Mathews
Michael Mathews
Chief Executive Officer